Exhibit 10.23(j)

THIRD AMENDMENT TO

EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”) is made by and between Samuel N. Hazen (the “Executive”) and HCA Holdings, Inc., a Delaware corporation (the “Company”), effective as of January 27, 2016.

WITNESSETH:

WHEREAS, HCA Inc. previously entered into an Employment Agreement (the “Employment Agreement”) with the Executive dated November 16, 2006;

WHEREAS, on November 22, 2010, the Company completed a corporate reorganization pursuant to which the Company became the direct parent company of, and successor issuer to, HCA Inc. (the “Corporate Reorganization”);

WHEREAS, the Company assumed the Employment Agreement in connection with the Corporate Reorganization;

WHEREAS, the Employment Agreement was previously amended effective February 9, 2011 and January 29, 2015; and

WHEREAS, the Company and the Executive desire to further amend the Employment Agreement as provided herein.

NOW, THEREFORE, for the reasons set forth above, and other valid consideration, the receipt of which is hereby acknowledged, the Company and the Executive hereby amend the Employment Agreement as follows:

1. Amendments.

(a) Section 11(o) of the Employment Agreement entitled “Future Change in Control.” is deleted in its entirety.

(b) Section 11(p) of the Employment Agreement shall be renumbered as Section 11(o), and the phrase “and 4999” shall be stricken from the first parenthetical therein.

2. Effect of Amendment. Except as modified hereby, the Employment Agreement shall remain unaffected and in full force and effect.

3. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original but all of which shall constitute but one document.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement, intending to be legally bound, as of the date first stated above.

HCA HOLDINGS, INC.

By:	/s/ John M. Steele
Name:	John M. Steele
Title:	Senior Vice President – Human Resources

/s/ Samuel N. Hazen
Samuel N. Hazen